UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2014

Atlanticus Holdings Corporation

(Exact name of registrant as specified in its charter)

Georgia	000-53717	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five Concourse Parkway, Suite 400, Atlanta, Georgia 30328
(Address of principal executive offices)

Registrant’s telephone number, including area code: 770-828-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The NASDAQ Stock Market advised Atlanticus Holdings Corporation (the “Company”) on October 29, 2014 that the market value of publicly held shares of the Company had been below the minimum of $15,000,000 for the previous 30 consecutive business days, which is required for continued listing on The NASDAQ Global Select Market pursuant to NASDAQ Listing Rule 5450(b)(3)(C) (the “Listing Rule”).

Pursuant to NASDAQ Listing Rule 5810(c)(3)(D), NASDAQ has provided the Company with 180 calendar days, or until April 27, 2015, to regain compliance with the Listing Rule. During this period, the Company’s common stock will continue to trade uninterrupted on The NASDAQ Global Select Market under the symbol “ATLC.” To regain compliance, the market value of the Company’s publicly held shares must be at least $15,000,000 for a minimum of 10 consecutive business days at any time before April 27, 2015. If the Company regains compliance with the Listing Rule, NASDAQ will provide written confirmation to the Company and close the matter.

If the Company does not regain compliance with the Listing Rule by April 27, 2015, it will receive notice of delisting from NASDAQ, which notice may be appealed at that time. Further, the Company may transfer its common stock listing to The NASDAQ Capital Market, provided it meets the continued listing requirements for that market.

The Company fully expects to regain compliance with the Listing Rule by April 27, 2015. Alternatively, the Company may transfer its listing to The NASDAQ Capital Market.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which are beyond our control. We caution you that the forward-looking statements presented herein are not a guarantee of future events, and that actual events and results may differ materially from those made in or suggested by the forward-looking statements contained herein.

Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Forward-looking statements contained herein include, without limitation, statements regarding the maintenance of the Company’s common stock listing on NASDAQ, the Company regaining compliance with NASDAQ continued listing requirements, the transfer of the Company’s common stock listing to The NASDAQ Capital Market and related expectations and assumptions.

A number of important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our Annual Report on Form 10-K, filed on March 28, 2014 with the Securities and Exchange Commission, and in our Quarterly Reports on Form 10-Q filed subsequent thereto. Any forward-looking statements included herein are made only as of the date hereof, and we do not undertake any obligation to update or revise such statements to reflect any changes in expectations, or any changes in events or circumstances on which those statements are based, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTICUS HOLDINGS CORPORATION

Date: November 4, 2014	By:	/s/ William R. McCamey
		Name:	William R. McCamey
		Title:	Chief Financial Officer and Treasurer